                                                                   Exhibit 10.18




===============================================================================







                                   CTB, INC.
                         CHORE-TIME BROCK HOLDING B. V.
                                  as Borrowers


                                      And


                    THE FINANCIAL INSTITUTIONS NAMED HEREIN
                                   as Lenders

                                      And





                                     (Logo)





                          KeyBank National Association
                            as Administrative Agent



                             _____________________


                                AMENDMENT NO. 3
                                  dated as of
                               November 19, 1998

                                       to

                                CREDIT AGREEMENT
                                  dated as of
                                August 15, 1997

                             _____________________









================================================================================

                      AMENDMENT NO. 3 TO CREDIT AGREEMENT

     THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated as of November 19, 1998 ("this Amendment"), among the following: (i) CTB, INC., an Indiana corporation (herein, together with its successors and assigns, the "Company" or a "Borrower"); (ii) CHORE-TIME BROCK HOLDING B. V., a private limited liability company formed under the laws of The Netherlands (herein, together with its successors and assigns, "Chore-Time Netherlands" or a "Borrower"), which is a Wholly-Owned Subsidiary of the Company; (iii) the financial institutions which are signatories hereto, each of which is one of the Lenders (the "Lenders") party to the Credit Agreement; and (iv) KEYBANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent (the "Administrative Agent") for the Lenders under the Credit Agreement:

PRELIMINARY STATEMENTS:

     (1) The Borrowers entered into the Credit Agreement, dated as of August 15, 1997, as amended by Amendment No. 1 thereto, dated as of March 1, 1998, and Amendment No. 2 thereto, dated as of June 1, 1998, with the Lenders named therein and KeyBank National Association, as Administrative Agent for the Lenders under the Credit Agreement (as so amended, the "Credit Agreement").

     (2) Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Credit Agreement.

     (3) The Borrowers have requested the Lenders and the Administrative Agent to increase the Total General Revolving Commitment under the Credit Agreement from $90,000,000 to $135,000,000 and to amend certain of the other terms of the Credit Agreement, and the Lenders and the Administrative Agent are willing to amend the Credit Agreement, all as more fully set forth below.

     (4) The amendments to the Credit Agreement provided for in this Amendment shall not be or become effective unless and until the conditions specified in section 4 hereof have been satisfied on or before the Effective Date provided for therein.

NOW, THEREFORE, the parties hereby agree as follows:

SECTION 1.   AMENDMENTS TO CREDIT AGREEMENT.

     Subject to satisfaction of the conditions specified in section 4.2 hereof, the Credit Agreement is amended, as of the Effective Date (as defined in section
4.2 hereof), as follows:

     1.1.    Increase in Commitments, etc.   The Total General Revolving
Commitment is increased from $90,000,000 to $135,000,000, and Annex I to the Credit Agreement is replaced by Annex I hereto, reflecting the changes in the General Revolving Commitments of the Lenders. Any Lender under the Credit Agreement which is not a Lender party to this Amendment shall cease to have any Commitment or rights or obligations under the Credit Agreement as amended hereby.

     1.2.    Alternative Currency Sublimits.   (a)   Clause (i) of section
2.1(a) of the Credit Agreement is amended to change the maximum aggregate amount of General Revolving Loans of all Foreign Borrowing Subsidiaries from $25,000,000 to $50,000,000.

     (b) Clause (iii) of section 2.1(a) of the Credit Agreement is amended to change the maximum aggregate amount of all General Revolving Loans denominated in Alternative Currencies from $25,000,000 to $50,000,000.

     (c) The following provision is added at the end of section 5.2a) of the Credit Agreement:

          If on any date when the Interest Period of any General Revolving Loans of any Foreign Borrowing Subsidiary is scheduled to expire (after giving effect to any other payments on such date), the aggregate outstanding principal amount of General Revolving Loans of all Foreign Borrowing Subsidiaries (determined at the equivalent amount in Dollars, if any of such Loans are denominated in an Alternative Currency) exceeds $50,000,000, the Foreign Borrowing Subsidiaries shall prepay on such date General Revolving Loans in an aggregate principal amount at least equal to such excess. If on any date when the Interest Period of any General Revolving Loans denominated in an Alternative Currency is scheduled to expire (after giving effect to any other payments on such date) the aggregate outstanding principal amount of all General Revolving Loans denominated in any Alternative Currency (determined at the equivalent amount in Dollars) exceeds $50,000,000, the Borrowers shall prepay on such date such General Revolving Loans in an aggregate principal amount at least equal to such excess.

     1.3.  PRICING CHANGES.   The Pricing Grid Table which appears in
section 2.8(g) of the Credit Agreement is replaced with the following:

                               PRICING GRID TABLE
                          (Expressed in Basis Points)

Total Indebtedness/Consolidated EBITDA          Applicable           Applicable
Ratio                                           Eurocurrency         Facility
                                                Margin               Fee Rate
--------------------------------------          ------------         ----------

> 3.25 to 1.00                                     122.50               40.00

> or = 3.00 to 1.00 and < 3.25 to 1.00             102.50               35.00

> or = 2.50 to 1.00 and < 3.00 to 1.00              90.00               30.00

> or = 2.00 to 1.00 and < 2.50 to 1.00              80.00               25.00

> or = 1.50 to 1.00 and < 2.00 to 1.00              65.00               25.00

< 1.50 to 1.00                                      55.00               20.00


     1.4. EFFECTIVENESS OF PRICING CHANGES. Notwithstanding anything to the contrary contained in sections 2.8(g) or 4.1(a) of the Credit Agreement:


          (a) the Applicable Eurocurrency Margin applicable to all Eurocurrency Loans shall be 102.50 basis points per annum, effective as of the Amendment No. 3 Effective Date, as to all such Eurocurrency Loans then or thereafter outstanding, until changed in accordance with the provisions of section 2.8(g) of the Credit Agreement on the basis of the Borrower's ratio of Total Indebtedness to Consolidated EBITDA, determined on the basis of the Borrower's consolidated financial statements for the first fiscal quarter ended after the Amendment No. 3 Effective Date; and

          (b) the Applicable Facility Fee Rate shall be 35.00 basis points per annum, effective as of the Amendment No. 3 Effective Date, until changed in accordance with the provisions of section 4.1(a) of the Credit Agreement on the basis of the Borrower's ratio of Total Indebtedness to Consolidated EBITDA, determined on the basis of the Borrower's consolidated financial statements for the first fiscal quarter ended after the Amendment No. 3 Effective Date.

     1.5. EXTENSION OF MATURITY DATE. The date which appears in the definition of the term Maturity Date in section 1.1 of the Credit Agreement is changed to the fifth anniversary of the Amendment No. 3 Effective Date.

     1.6. MAXIMUM NUMBER OF BORROWINGS OF EUROCURRENCY LOANS. Section 2.2(b) of the Credit Agreement is amended to change from 10 to 12 the maximum number of Borrowings under the General Revolving Facility consisting of Eurocurrency Loans which may be outstanding at any time under the Credit Agreement

     1.7.  ADDITIONAL DEFINITION.  The following definition is added to section
1.1 of the Credit Agreement in appropriate alphabetic order:

           "AMENDMENT NO. 3 EFFECTIVE DATE" shall mean the "Effective Date" as defined and determined pursuant to Amendment No. 3, dated as of November 19, 1998, to this Agreement.

     1.8. TOTAL INDEBTEDNESS/CONSOLIDATED EBITDA RATIO. Section 9.7 of the Credit is amended to read in its entirety as follows:

           9.7. TOTAL INDEBTEDNESS/CONSOLIDATED EBITDA RATIO. The Company will not permit the ratio of (i) the amount of Total Indebtedness at the end of any fiscal quarter to (ii) Consolidated EBITDA for the Testing Period then ended, to exceed (x) 3.50 to 1.00 in the case of any Testing Period ended prior to December 31, 2000, or (y) 3.25 to 1.00 in the case of the Testing Period ended December 31, 2000 or any subsequent Testing Period.

     1.9. TOTAL INDEBTEDNESS/TOTAL CAPITALIZATION RATIO. Section 9.8 of the Credit is amended to read in its entirety as follows:

           9.8. TOTAL INDEBTEDNESS/TOTAL CAPITALIZATION RATIO. The Company will not at any time permit the ratio, expressed as a percentage, of (i) the amount of Total Indebtedness to (ii) the amount of Total Capitalization, to exceed (x) 65.00% as of the end of any fiscal quarter ended prior to December 31, 2000, or (y) 60.00% as of the end of the fiscal quarter ended December 31, 2000 or any subsequent fiscal quarter.

     1.10. Continuation of Roxell Holding N.V. as a Foreign Borrowing Subsidiary. Section 8.13 of the Credit Agreement is amended by adding the following at the end thereof:


     Notwithstanding the foregoing, if within 60 days following the date Roxell Holding N.V. becomes a Foreign Borrowing Subsidiary hereunder, it fails to provide a pledge agreement covering all of the shares owned by it in its principal operating Subsidiary, as security for Roxell Holding N.V.'s Loans hereunder, and an opinion of local counsel as to the validity and effectiveness of such pledge agreement, all of such documentation to be in form and substance reasonably satisfactory to the Administrative Agent, then no further Borrowings by Roxell Holding N.V. shall be made hereunder, it shall immediately prepay in full its Loans hereunder and it no longer shall be considered a Foreign Borrowing Subsidiary.

     1.11. ADDITIONAL REPRESENTATION. A new section 7.20 is added to the Credit Agreement, reading in its entirety as follows:

          7.20. YEAR 2000 COMPUTER MATTERS. The Company and its Subsidiaries are reviewing the areas within their business and operations which could be adversely affected by, and have developed or are in the process of developing a program to address on a timely basis the "Year 2000 Problem" (that is, the risk that computer applications used by the Company and its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999). Based upon the current status of such review and program, the Company reasonably believes that the "Year 2000 Problem" will not have a Material Adverse Effect.

     SECTION 2.  REPRESENTATIONS AND WARRANTIES.

     The Borrowers jointly and severally represent and warrant that:

     2.1. AUTHORIZATION OF AMENDMENT, ETC. This Amendment has been duly authorized by all necessary corporate action on the part of the Borrowers, has been duly executed and delivered by a duly authorized officer or officers of the Borrowers, and constitutes the valid and binding agreement of the Borrowers, enforceable against the Borrowers in accordance with its terms.

     2.2. REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Borrowers contained in the Credit Agreement, as amended hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to a specified date, in which case such representations and warranties are hereby reaffirmed as true and correct when made.

     2.3. NO EVENT OF DEFAULT, ETC. No condition or event has occurred or exists which constitutes or which, after notice or lapse of time or both, would constitute an Event of Default.

     2.4. COMPLIANCE. The Borrowers are in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Credit Documents to which any Borrower is a party.

     2.5. FINANCIAL STATEMENTS. (a) At the date hereof the Parent Financial Statement Conditions are satisfied.


     (b) The Borrowers have delivered to the Lenders prior to the execution and delivery hereof by any party: (i) the consolidated financial statements of the Parent and its consolidated subsidiaries as of the end of and for its fiscal year ended December 31, 1997, in the form filed with the SEC under the 1934 Act as part of the Parent's Report on Form 10-K for such fiscal year, accompanied by the opinion with respect to such consolidated financial statements of independent public accountants of recognized national standing selected by the Parent, which opinion is unqualified, and (ii) the condensed consolidated financial statements of the Parent and its consolidated subsidiaries as at the end of and for its fiscal quarter (or the portion of the fiscal year elapsed to date) ended September 30, 1998, in the form filed with the SEC under the 1934 Act as part of the Parent's Report on Form 10-Q for such fiscal quarter.

     (c) All such financial statements have been prepared in accordance with GAAP, consistently applied (except as stated therein), and fairly present, in all material respects, the financial position of the Parent and its consolidated subsidiaries as of the respective dates indicated and the consolidated results of their operations and cash flows for the respective periods indicated, subject in the case of any such financial statements which are unaudited, to normal audit adjustments, none of which will involve a Material Adverse Effect.

     2.6.  PROPOSED ACQUISITION.   All of the information provided by the
Company to the Lenders prior to the execution and delivery hereof by any party with respect to the proposed acquisition by the Company of Roxell, N.V., a Belgian joint stock company, is (to the extent of the actual knowledge of the Company) true and correct in all material respects, taking into account the fact that the Company is not intimately familiar with the properties and business of Roxell, N.V. and that the Company's knowledge is limited to the information disclosed to it by Roxell, N.V. and its shareholders.

SECTION 3.  RATIFICATIONS.

From and after the date the amendments to the Credit Agreement provided for in section 1 of this Amendment become effective as provided in section 4.2 hereof, the terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

SECTION 4.  BINDING EFFECT.

     4.1.  Effectiveness of this Amendment, etc.  (a)   This Amendment shall
become effective and shall be binding on the parties hereto and their successors and assigns, if and when, on or before November 20, 1998,

          (i) this Amendment shall have been executed by the Borrowers and the Administrative Agent, and counterparts hereof as so executed shall have been delivered to the Administrative Agent;

          (ii) the Acknowledgment and Consent appended hereto shall have been executed by the Credit Parties named therein, and counterparts thereof as so executed shall have been delivered to the Administrative Agent; and

          (iii) the Administrative Agent shall have been notified by all of the Lenders that such Lenders have executed this Amendment (which notification may be by facsimile or other written confirmation of such execution);


Provided, However, that (A) the amendments to the Credit Agreement provided for in section 1 of this Amendment shall not become effective unless and until the conditions specified in section 4.2 hereof are satisfied on the Effective Date provided for therein; and (B) in the event that such amendments to the Credit Agreement do not become effective during the period in which the Effective Date may occur as provided in section 4.2, this Amendment shall automatically be deemed void and of no force or effect except as to the payment of expenses as provided in section 5.3 hereof. The right of any party to assign its rights or obligations hereunder shall be subject to the limitations provided in section
13.4 of the Credit Agreement.

     (b) Each Lender severally represents and warrants that (i) it has duly authorized the execution, delivery and performance of this Amendment; (ii) it has duly executed and delivered this Amendment; (iii) this Amendment constitutes its valid and binding agreement; and (iv) it will fund its proportionate share of Borrowings under the Total General Revolving Commitment, as increased by this Amendment, provided that the conditions specified in section 4.2 of this Amendment are met and the other conditions to any such Borrowing contained in the Credit Agreement are also met.

     (c) The obligations of the Lenders hereunder are several, and not joint nor joint and several. No Lender shall be responsible for any breach or default by any other Lender hereunder.

     (d) No party hereto shall be responsible for any damages for any breach or default in its performance of its obligations hereunder, other than compensatory damages which are the reasonably foreseeable consequence of such party's breach or default, and any and all claims for punitive or other damages (other than compensatory damages as aforesaid), whenever arising, and whether based on breach of contract or any other actionable basis whatsoever, are hereby forever waived and released.

     4.2. CONDITIONS TO EFFECTIVENESS OF AMENDMENTS TO CREDIT AGREEMENT. The amendments to the Credit Agreement provided for in section 1 of this Amendment shall become effective if and when, on a date (the "Effective Date"), on or prior to January 15, 1999, the following conditions shall be satisfied:

          (a) REALLOCATION OF OUTSTANDING LOANS, ETC.: contemporaneously with the Effective Date, the Company and the other Borrowers shall have made Borrowings under the Credit Agreement as amended hereby and utilized the proceeds thereof, together with available cash (as necessary), to prepay in full all Loans outstanding under the Credit Agreement as in effect immediately prior to the Effective Date (subject to appropriate netting of amounts for transactions with Lenders who are continuing hereunder), with the result that no Lender which is not a party to this Amendment shall thereafter have any outstanding Loans or Commitments under the Credit Agreement as amended hereby;

          (b) AMENDMENT FEES: the Company shall have paid to the Administrative Agent, for distribution to the Lenders, the amendment fees heretofore agreed between the Company and the Administrative Agent;

          (c) NEW NOTES: the Company and the other Borrowers shall have duly executed and delivered to the Administrative Agent, for the accounts of the Lenders, new General Revolving Notes, conforming to the requirements of the Credit Agreement as amended hereby;


          (d) CORPORATE RESOLUTIONS AND APPROVALS: the Administrative Agent shall have received, in sufficient quantity for the Administrative Agent and the Lenders, certified copies of the resolutions of the Board of Directors of each Borrower and each other Credit Party, approving this Amendment and each of the other Credit Documents to which such Borrower or any such other Credit Party, as the case may be, is or may become a party, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the execution, delivery and performance by such Borrower or any such other Credit Party of this Amendment or any other Credit Documents to which it is or may become a party;

          (e) INCUMBENCY CERTIFICATES: the Administrative Agent shall have received, in sufficient quantity for the Administrative Agent and the Lenders, a certificate of the Secretary or an Assistant Secretary of each Borrower and of each other Credit Party, certifying the names and true signatures of the officers of such Borrower or such other Credit Party, as the case may be, authorized to sign this Amendment and the other Credit Documents to which such Borrower or such other Credit Party is a party and any other documents to which such Borrower or any such other Credit Party is a party which may be executed and delivered in connection herewith;

          (f) OPINION OF GENERAL COUNSEL OF THE COMPANY: the Administrative Agent shall have received an opinion, addressed to the Administrative Agent and each of the Lenders and dated the Effective Date or prior thereto, from the General Counsel of the Company, substantially in the form of Exhibit A hereto and covering such other matters incident to the transactions contemplated hereby as the Administrative Agent may reasonably request, such opinion to be in form and substance satisfactory to the Administrative Agent;

     (g) ROXELL ACQUISITION: contemporaneously with the Effective Date and any Borrowing on the Effective Date by the Company or any of the other Borrowers of General Revolving Loans the proceeds of which are being used for such purpose, the Company and its Subsidiary, Roxell Holding N.V., a Belgian joint stock company, shall have completed the acquisition of Roxell, N. V., substantially as contemplated by section 2.6 hereof; and the Company shall have notified the Administrative Agent that such acquisition has been so completed;

     (h) ADDITION OF ROXELL HOLDING N.V. as a Foreign Borrowing Subsidiary: an Election to Participate, substantially in the form attached as Exhibit B hereto, shall have been duly executed and delivered by the Company and Roxell Holding N.V. to the Administrative Agent; and

     (i) NOTIFICATION OF EFFECTIVENESS: the Administrative Agent shall have notified the Company and each Lender in writing that the conditions specified in the foregoing clauses have been satisfied.

SECTION 5.  MISCELLANEOUS.

     5.1. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan or issuance of a Letter of Credit shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

     5.2. Reference to Credit Agreement. From and after the date the amendments to the Credit Agreement provided for in section 1 of this Amendment become effective as provided in section 4.2 hereof, the Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

     5.3. EXPENSES. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Company agrees to pay on demand all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the costs and fees of the Administrative Agent's special legal counsel, regardless of whether the amendments to the Credit Agreement provided for in section 1 hereof become effective in accordance with section 4.2 hereof.

     5.4. SEVERABILITY. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

     5.5. APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

     5.6. HEADINGS. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     5.7. ENTIRE AGREEMENT. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

     5.8. COUNTERPARTS. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.



CTB, INC.                                 COMERICA BANK


By:____________________________________   By:___________________________________
              Vice President                             Account Officer
        & Chief Financial Officer


CHORE-TIME BROCK HOLDING B. V.            LaSALLE NATIONAL BANK

By: CTB, Inc.,                            By:___________________________________
    one of its Managing Directors                 Commercial Lending Officer


By:____________________________________
             Vice President
       & Chief Financial Officer



KEYBANK NATIONAL ASSOCIATION,
   individually and as                     COOPERATIEVE CENTRALE
   Administrative Agent                    RAIFFEISEN-BOERENLEEBANK B.A.,
                                           "RABOBANK NEDERLAND",
By:____________________________________    NEW YORK BRANCH
          Senior Vice President


                                           By:__________________________________
                                           Title:


                                           By:__________________________________
                                           Title:

BANK ONE, NA


By:____________________________________
             Vice President

                           ACKNOWLEDGMENT AND CONSENT

     For the avoidance of doubt, and without limitation of the intent and effect of sections 5 and 6 of the Subsidiary Guaranty and sections 6 and 7 of the Foreign Subsidiary Guaranty (as such terms are defined in the Credit Agreement referred to in the Amendment No. 3 to Credit Agreement (the "Amendment"), to which this Acknowledgment and Consent is appended), the undersigned hereby unconditionally and irrevocably (i) acknowledges receipt of a copy of the Credit Agreement, as in effect prior to the Amendment, and the Amendment, and (ii) consents to all of the terms and provisions of the Credit Agreement, as in effect prior to the Amendment, as amended by the Amendment.

     Capitalized terms which are used herein without definition shall have the respective meanings ascribed thereto in the Credit Agreement referred to herein. This Acknowledgment and Consent is for the benefit of the Lenders and the Administrative Agent, any other person who is a third party beneficiary of the Subsidiary Guaranty and/or the Foreign Subsidiary Guaranty, and their respective successors and assigns. No term or provision of this Acknowledgment and Consent may be modified or otherwise changed without the prior written consent of the Administrative Agent, given as provided in the Credit Agreement. This Acknowledgment and Consent shall be binding upon the successors and assigns of the undersigned. This Acknowledgment and Consent may be executed by the undersigned in separate counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Acknowledgment and Consent as of the date of the Amendment referred to herein.

CTB CREDIT CORPORATION                     FANCOM HOLDING B. V.



By: ________________________________       By: _________________________________
          Title:                                  Jan H. M. Cremers
                                                  Managing Director



CTB SALES CORPORATION                      FANCOM B. V.



By: ________________________________       By: _________________________________
          Title:                                  Jan H. M. Cremers
                                                  Managing Director



                                           By: _________________________________
                                                  Har H. W. Gootzen
                                                  Managing Director


        ANNEX I

        INFORMATION AS TO LENDERS


------------------------------------------------------------------------------------------------------------------------
Name of Lender           Commitments             Domestic Lending Office                Eurocurrency
                                                                                        Lending Office
------------------------------------------------------------------------------------------------------------------------
KeyBank National        General Revolving        Key Center                             Key Center
Association             Commitment:              127 Public Square                      127 Public Square
                                                 Cleveland, Ohio  44114-1306            Cleveland, Ohio  44114-1306
                        $35,000,000
                                                 Notices:                               Eurocurrency Lending Offices and
                        Swing Line Revolving     [use above address]                    Payment Offices for Eurocurrency
                        Commitment:              Attention: Large Corporate Group       Loans denominated in an
                                                 Facsimile: (216) 689-4981              Alternative Currency:
                        $5,000,000
                                                                                        Deutsche Marks:
                                                 Primary Contact:                       Dresdner Bank A.G.
                                                 Richard A. Pohle                       Juergen Ponto Platz 1
                                                 Senior Vice President                  D-6000 Frankfurt 11, Germany
                                                 Telephone: (216) 689-4446              Account No. 499 08 184 227
                                                                                        Swift Address: DRESDEFF
                                                 Contact for Borrowings, Payments, etc  Account Name: KEYBANK NATIONAL
                                                 Diane Cox                              ASSOCIATION, CLEVELAND, OH
                                                 Telephone: (216) 689-4450
                                                 Facsimile: (216) 689-4981              French Francs:
                                                                                        Banque Nationale de Paris S.A.
                                                 Wiring Information:                    Boulevard des Italiens 16
                                                                                        75450 Paris Cedex 09 France
                                                 ABA # 041 001 039                      Centre d'Operations Avec
                                                 Account of CTB, Inc.                   L'Etranger
                                                                                        Bank Code 30004
                                                                                        Branch Code 00897
                                                                                        Account No. 040033610
                                                                                        Swift Address: BNPAFRPP
                                                                                        Account Name: KEYBANK NATIONAL
                                                                                        ASSOCIATION, CLEVELAND, OH

                                                                                        Pounds Sterling:
                                                                                        Royal Bank of Scotland
                                                                                        Correspondent Banking Branch
                                                                                        P.O. box 450
                                                                                        5-10 Great Tower Street
                                                                                        London ec3P 3HX England
                                                                                        Sort Code: 160034
                                                                                        Account No. 12291629
                                                                                        Swift Address: RBOSGB2L
                                                                                        Account Name: KEYBANK NATIONAL
                                                                                        ASSOCIATION, CLEVELAND, OH

                                                                                        Dutch Guilders:
                                                                                        ABN AMRO Bank N. V.
                                                                                        Vijzelstraat 32
                                                                                        1017HL Amsterdam,
                                                                                        The Netherlands
                                                                                        Account No. 540433845
                                                                                        Swift Address: ABNANL2A
                                                                                        Account Name: KEYBANK NATIONAL
                                                                                        ASSOCIATION, CLEVELAND, OH
------------------------------------------------------------------------------------------------------------------------

Bank One, NA            General Revolving        Bank One, Indiana,                     Bank One, Indiana,
                        Commitment:                National Association                    National Association
                                                 111 Monument Circle                    111 Monument Circle
                        $25,000,000              Suite 1911                             Suite 1911
                                                 Indianapolis, Indiana 46277-0119       Indianapolis, Indiana 46277-0119

                                                 Notices:                               Eurocurrency Lending Offices and
                                                 [use above address]                    Payment Offices for Eurocurrency
                                                 Facsimile: (317) 321-8830              Loans denominated in an
                                                                                        Alternative
------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                              Eurocurrency
Name of Lender          Commitments         Domestic Lending Offices          Lending Office
----------------------------------------------------------------------------------------------------------------
                                            Primary Contacts:                 Currency:
                                            D. Kelly Queisser
                                            Vice President                    French Francs (FRF):
                                            Telephone: (317) 321-8226         Societe Generale
                                                                              SWIFT CODE: SOGEFRPP
                                            Back-up Contact:                  For account of Bank One, Indiana
                                            Emily Martidis                    Account No. 001014420860
                                            Portfolio Manager
                                            Telephone: (317) 321-2773         Deutsche Marks (DEM):
                                                                              Dresdner Bank
                                            Contact for Borrowings,
                                            Payments, etc.:
                                                                              SWIFT CODE: DRESDEFF
                                            Shelia Goodwin                    For account of Bank One, Indiana
                                            Telephone: (317) 321-8241         Account No. 8.183.478.00
                                            Facsimile: (317) 321-8830
                                                                              Dutch Guilders (NLG):
                                            Wiring Information:               ABN-AMRO BANK
                                            ABA # 074 0000 10                 SWIFT CODE: ABNANL2A
                                            Reference:  CTB, Inc.             For account of Bank One, Indiana
                                                                              Account No. 540433470

                                                                              English Pounds (GBP):
                                                                              Lloyd's Bank
                                                                              SWIFT CODE: LOYDGB2L
                                                                              For account of Bank One, Indiana
                                                                              Account No. 01080807
----------------------------------------------------------------------------------------------------------------
Comerica Bank           General Revolving   Comerica Bank                     Comerica Bank
                        Commitment:         Comerica Tower at Detroit Center  Comerica Tower at Detroit Center
                                            500 Woodward                      500 Woodward
                        $25,000,000         9th Floor                         9th Floor
                                            Detroit, Michigan 48226-3269      Detroit, Michigan 48226-3269

                                            Notices:                          Eurocurrency Lending Offices and
                                            [use above address]               Payment Offices for Eurocurrency
                                            Facsimile: (313) 222-9516         Loans denominated in an Alternative
                                                                              Currency:
                                            Primary Contacts:
                                            Kathleen M. Kasperek              Dutch Guilders - NLG:
                                            Account Officer                   ABN-AMRO Bank, Amsterdam
                                            Telephone: (313) 222-3808         SWIFT Code - ABNANL2A
                                                                              Account # 540434299
                                            Contact for Borrowings,
                                            Payments, etc.:                   German Marks - DEM:
                                            Beverly Jones                     Deutsche Bank AG-Frankfurt
                                            Telephone: (313) 222-3805         SWIFT Code - DEUTDEFF
                                            Facsimile: (313) 222-9516         Account # 100.9586355.0000

                                            Wiring Information:               English Pounds - GBP:
                                            Comerica Bank                     Barclays Bank
                                            ABA #  072   000   096            SWIFT Code - BARCGB22
                                            Reference:  CTB, Inc.             Account # 00789887

                                                                              French Francs - FRF:
                                                                              Banque Nationale de Paris, Paris
                                                                              SWIFT Code - BNPAFRPP
                                                                              Account # 40030409
--------------------------------------------------------------------------------------------------------------
LaSalle National Bank   General Revolving   LaSalle National Bank             LaSalle National Bank
                        Commitment:         One American Square               One American Square
                                            Suite 2215                        Suite 2215
                        $25,000,000         Indianapolis, Indiana 46282       Indianapolis, Indiana 46282

                                            Notices:                          Eurocurrency Lending Offices and
                                            [use above address]               Payment Offices for Eurocurrency
                                            Facsimile: (317) 756-7021         Loans denominated in an Alternative
                                                                              Currency:


----------------------------------------------------------------------------------------------------------------
                                                                               Eurocurrency
Name of Lender           Commitments         Domestic Lending Offices           Lending Office
----------------------------------------------------------------------------------------------------------------
                                             Primary Contacts:                  Dutch Guilders (NLG):
                                             Wesley Jost                        ABN AMRO Bank, Amsterdam
                                             Commercial Loan Officer            SWIFT CODE: ABNANL2A
                                             Telephone: (317) 756-7011          For account of LaSalle National Bank
                                                                                Account No. 540433918
                                             Contact for Borrowings,
                                             Payments, etc.:                    German Marks (DEM):
                                                                                ABN AMRO Bank, Frankfurt
                                             Wiring Information:                SWIFT CODE: ABNADEFFFRA
                                                                                For account of LaSalle National Bank
                                             ABA # 07 1000 505                  Account No. 56.01.992/002
                                             Reference:  CTB, Inc.
                                                                                English Pounds (GBP):
                                                                                ABN AMRO Bank, London
                                                                                SWIFT CODE: ABNAGB2L
                                                                                For account of LaSalle National Bank
                                                                                Account No. 909904

                                                                                French Francs (FRF):
                                                                                Banque de Neuflize, Schlumberger
                                                                                Mallet, Paris
                                                                                SWIFT CODE: NSMBFRPP
                                                                                For account of LaSalle National Bank
                                                                                Account No. 00-12040-12882-00
----------------------------------------------------------------------------------------------------------------

Rabobank Nederland,      General Revolving   Rabobank Nederland,                Rabobank Nederland,
  New York Branch        Commitment:         New York Branch                    New York Branch
                                             245 Park Avenue                    245 Park Avenue
                         $25,000,000         New York, New York 10167-0062      New York, New York 10167-0062

                                             Tax ID No. 13-3036591              Eurocurrency Lending Offices and
                                                                                Payment Offices for Eurocurrency
                                             Notices:                           Loans denominated in an Alternative
                                             Rabobank Nederland                 Currency:
                                             300 South Wacker Drive
                                             Chicago, Illinois 60606            Dutch Guilders (NLG):
                                             Facsimile: (312) 408-8240          Rabobank Nederland, Utrecht
                                                                                SWIFT CODE: RABONL2U
                                             Primary Contacts:                  Account No. 3908.17.333
                                             Michael J. Butz
                                             Vice President                     German Marks (DEM):
                                             Telephone: (312) 408-8209          Rabobank Deutscheland, Frankfurt
                                                                                SWIFT CODE: RABODEFF
                                             Legal Documents to:                Account No. 603-93775
                                             Andrew L. Sherman
                                             Counsel                            English Pounds (GBP):
                                                                                Rabobank UK London Office
                                             Legal and Tax Department           SWIFT CODE: RABOGB2L
                                             Rabobank Nederland,                Account No. 1429957021
                                             New York Branch
                                             245 Park Avenue                    French Francs (FRF):
                                             New York, New York 10167-0062      Rabobank France, Paris
                                             Telephone: (212) 808-2513          SWIFT CODE: RABOFRPP
                                             Facsimile: (212) 916-7880          Account No. 1019230100


                                             Contact for Borrowings,
                                             Payments, etc.:
                                             Debra Rivers
                                             Telephone: (201) 499-98175
                                             Madeline Ricci
                                             Telephone: (201) 499-5325
                                             Rabo Support Services
                                             10 Exchange Place
                                             Jersey City, New Jersey 07302
                                             Facsimile: (201) 499-5326

                                             Wiring Information:

                                             The Bank of New York
                                             New York, NY 10167
                                             ABA # 021 0000 18
                                             For a/c Rabobank Nederland
                                             a/c no. 802 6002 533
                                             Reference:  CTB, Inc.
                                             Attn.: Debra Rivers
----------------------------------------------------------------------------------------------------------------

                                   EXHIBIT A
               FORM OF OPINION OF GENERAL COUNSEL OF THE COMPANY

                                                               ________ __, 19__

The Administrative Agent
     and each of the Lenders party to the
     Credit Agreement referred to below
c/o KeyBank National Association
127 Public Square
Cleveland, Ohio 44114

     Re:   U.S.$135,000,000 Amendment No.3, dated as of
           November 19, 1998, to Credit Agreement,
           dated as of August 15, 1997, as amended, with CTB, Inc. and the other Borrowers named therein

Ladies and Gentlemen:

     I am the Vice President, General Counsel and Secretary of CTB, Inc., an Indiana corporation (the "Company"), and have acted as counsel to the Company in connection with (i) the execution and delivery of the Credit Agreement, dated as of August 15, 1997, as amended by Amendment No. 1 thereto, dated as of March 1, 1998, Amendment No. 2 thereto, dated as of June 1, 1998, and Amendment No. 3 thereto "Amendment No. 3"), dated as of November 19, 1998 (as so amended, the "Credit Agreement"), among the Company, the other Borrowers named therein, the financial institutions party thereto (the "Lenders"), and KeyBank National Association, as Administrative Agent, and (ii) the transactions contemplated thereby. Unless otherwise indicated, capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement. This opinion letter is delivered by me to you at the request of the Company in accordance with the requirements of section 4.2(f) of Amendment No. 3.

     I have examined and relied upon originals or copies, certified or otherwise identified to my satisfaction as being true copies, of all such records of the Company and its Subsidiaries, all such agreements, certificates of officers of the Company, its Subsidiaries and others, and such other documents, certificates and corporate or other records as I have deemed necessary as a basis for the opinions expressed in this letter.

     In my examination, I have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to me as originals and the conformity to authentic original documents of all documents submitted to me as certified or photostatic copies. As to facts material to the opinions expressed in this letter, I have relied upon statements and certificates of officers of the Company and of state authorities and on the representations, warranties and statements contained in the Credit Documents. I have assumed that the Credit Documents, together with the other documents referred to therein, reflect the complete understanding and agreement of the parties thereto.


     I have assumed that each entity that is a party to any of the documents referred to herein (other than the Company and its Subsidiaries) has been duly organized or formed and is validly existing and (if applicable) in good standing as a corporate or similar organization under the laws of its jurisdiction of organization, and is qualified to do business and is in good standing as a foreign corporation or other organization in each jurisdiction where by law it is required to be so qualified; that each such document has been duly authorized, executed and delivered by each such entity; that each such entity has the requisite corporate or other organizational power and authority to perform such party's obligations under each such document to which it is a party; and that each such entity has performed and will perform such party's obligations thereunder.

     I have investigated such questions of law for the purpose of rendering the opinions in this letter as I have deemed necessary. I express no opinion in this letter concerning any law other than the laws of the State of Indiana and the federal laws of the United States of America. I assume, with your permission and without independent review, that insofar as the law of any other states may be applicable to any matters opined to herein, such law is identical to the laws of the State of Indiana, but I express no opinion as to the extent to which the law of the State of Indiana or the law of any other jurisdiction may apply.

     On the basis of and in reliance on the foregoing, and subject to the limitations, qualifications and exceptions set forth below, I am of the opinion that:

     1   CORPORATE STATUS, ETC.  The Company and each of its Subsidiaries which is a Credit Party (i) is a validly existing corporation under the laws of the jurisdiction of its formation and has the corporate power and authority to own its property and assets and to transact the business in which it is engaged and presently proposed to engage and (ii) to my knowledge, is duly qualified and is authorized to do business and is in good standing (if applicable) in each jurisdiction where it is required to be so qualified except where the failure to be so qualified would not have a Material Adverse Effect.

     2   CORPORATE POWER AND AUTHORITY, ETC.  Each Credit Party has the
corporate power and authority to execute, deliver and carry out the terms and provisions of the Credit Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of the Credit Documents to which it is a party.

     3   CREDIT DOCUMENTS.  Each Credit Party has duly executed and delivered each Credit Document to which it is a party and each such Credit Document to which it is a party constitutes the legal, valid and binding agreement or obligation of such Credit Party enforceable against such Credit Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or similar laws, and related judicial doctrines, from time to time in effect affecting creditors' rights and remedies generally,
(ii) general principles of equity (including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits on the availability of equitable remedies), whether such principles are considered in a proceeding at law or in equity, and (iii) the qualification that certain other provisions of such Credit Documents may be unenforceable in whole or in part under the laws (including judicial decisions) of the State of Indiana or other applicable jurisdictions, but the inclusion of such provisions does not affect the validity as against any Credit Party of any of such Credit Documents as a whole, and such Credit Documents contain adequate provisions for enforcing payment of the obligations governed or secured thereby and for the realization of the principal rights and benefits afforded thereby, subject to the other qualifications and limitations contained in this opinion letter.


     4   NO VIOLATION.  Neither the execution, delivery or performance by any
Credit Party of the Credit Documents to which it is a party nor compliance with the terms and provisions thereof, (i) will contravene any current provision of any State of Indiana or United States federal law, statute, rule, regulation (including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System), or, to my knowledge, any order, writ, injunction or decree of any court or governmental instrumentality applicable to the Company or its properties and assets, (ii) will conflict or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Credit Party pursuant to the terms of any promissory note, bond, debenture, indenture, mortgage, deed of trust, credit or loan agreement, or any other material agreement or other instrument, of which I have knowledge to which any Credit Party is a party or by which it or any of its property or assets are bound or to which it may be subject or (iii) will violate any provision of the charter, by-laws or code of regulations of any Credit Party.

     5   GOVERNMENTAL APPROVALS.  No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any Ohio or United States federal governmental or public body or authority, or any subdivision thereof, is required to authorize or is required as a condition to (i) the execution, delivery and performance by any Credit Party of any Credit Document to which it is a party, or (ii) the legality, validity, binding effect or enforceability of any such Credit Document.

     6   LITIGATION.  To my knowledge, there are no actions, suits or proceedings pending or, to, my knowledge, threatened with respect to the Company or any other Credit Party (i) that have, or could reasonably be expected to have, a Material Adverse Effect, or (ii) which question the validity or enforceability of any of the Credit Documents, or of any action to be taken by any Credit Party pursuant to any of the Credit Documents to which it is a party.

     7   INVESTMENT COMPANY ACT, ETC.  Neither the Company nor any of the other
Credit Parties is subject to regulation with respect to the creation or incurrence of Indebtedness under the Investment Company Act of 1940, as amended, the Interstate Commerce Act, as amended, the Federal Power Act, as amended, the Public Utility Holding Company Act of 1935, as amended, or any applicable state public utility law.

     This opinion letter is being furnished only to the addresses and is solely for their benefit and the benefit of their participants and assigns in connection with the transactions contemplated by the Credit Documents. This opinion letter may not be relied upon for any other purpose, or relied upon by any other person, firm or corporation for any purpose, without my prior written consent.


                                      Very truly yours,



                                      Michael J. Kissane
                                      Vice President, General Counsel
                                      and Secretary

                                   EXHIBIT B




                        FORM OF ELECTION TO PARTICIPATE

                                                              [Date]



KeyBank National Association,
     as Administrative Agent for the Lenders party to the Credit Agreement referred to below
127 Public Square
Cleveland, Ohio 44114
     Attention: Large Corporate Group

     Re: Election to Participate as a Foreign Borrowing Subsidiary under the Credit Agreement, dated as of August 15, 1997, as amended, to which CTB, Inc. is a party

Ladies and Gentlemen:

     Reference is made to the Credit Agreement, dated as of August 15, 1997, as amended by Amendment No. 1 thereto, dated as of March 1, 1998, Amendment No. 2 thereto, dated as of June 1, 1998, and Amendment No.3 thereto, dated as of November 19, 1998 (as amended from time to time, the "Credit Agreement", the terms defined therein being used herein as therein defined), among CTB, Inc. (the "Company"), the other Borrowers named therein, the financial institutions from time to time party thereto (the "Lenders"), and KeyBank National Association, as Administrative Agent for such Lenders.

     1. The undersigned, ROXELL HOLDING N. V., a Belgian joint stock company, hereby elects to be a Foreign Borrowing Subsidiary for purposes of the Credit Agreement effective from the date hereof until an Election to Terminate shall have been delivered on behalf of the undersigned in accordance with the Credit Agreement. The undersigned confirms that the representations and warranties set forth in the Credit Agreement insofar as they apply to the undersigned are true and correct as to the undersigned as of the date hereof, and the undersigned hereby agrees to perform all the obligations of a Foreign Borrowing Subsidiary under, and to be bound in all respects by the terms of, the Credit Agreement, to the extent applicable to a Foreign Borrowing Subsidiary, as if the undersigned had been an original signatory party thereto.

     2. The address to which all notices to the undersigned under the Credit Agreement should be directed is c/o the Company at its address specified in or pursuant to the Credit Agreement.

     3. There is no income, stamp or other tax of Belgium, or any taxing authority thereof or therein, imposed by or in the nature of withholding or otherwise, which is imposed on any payment to be made by the undersigned pursuant to the Credit Agreement or its Notes, other than a 15% withholding tax on payments of interest which is applicable except in the case of registered bonds, or is imposed on or by virtue of the execution, delivery or enforcement of its Election to Participate or of its Notes.


     4. This instrument shall be construed in accordance with and governed by the laws of the State of Ohio, United States of America.

     5. This instrument may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.


                                                 Very truly yours,


                                                 ROXELL HOLDING N. V.



                                                 By: ___________________________
                                                       Name:
                                                       Title:



     The undersigned hereby confirms that (i) ROXELL HOLDING N. V. is a Foreign Borrowing Subsidiary for purposes of the Credit Agreement described above and
(ii) the representations and warranties set forth in the Credit Agreement are true and correct as to ROXELL HOLDING N. V. as of the date hereof.

                                                 CTB, INC.


                                                 By: ___________________________
                                                       Vice President
                                                       & Chief Financial Officer

Receipt of the above Election to Participate is hereby acknowledged on and as of the date set forth above.



KEYBANK NATIONAL ASSOCIATION,
  as Administrative Agent


By _________________________________
       Senior Vice President